                                                                   Exhibit 99.02

04/99                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1994-5


RECEIVABLES

Beginning of the Month Principal Receivables:                                    $                 1,199,857,643.41
Beginning of the Month Finance Charge Receivables:                               $                    71,816,865.15
Beginning of the Month Discounted Receivables:                                   $                             0.00
Beginning of the Month Total Receivables:                                        $                 1,271,674,508.56

Removed Principal Receivables:                                                   $                             0.00
Removed Finance Charge Receivables:                                              $                             0.00
Removed Total Receivables:                                                       $                             0.00

Additional Principal Receivables:                                                $                             0.00
Additional Finance Charge Receivables:                                           $                             0.00
Additional Total Receivables:                                                    $                             0.00

Discounted Receivables Generated this Period:                                    $                             0.00

End of the Month Principal Receivables:                                          $                 1,164,044,631.90
End of the Month Finance Charge Receivables:                                     $                    71,961,365.59
End of the Month Discounted Receivables:                                         $                             0.00
End of the Month Total Receivables:                                              $                 1,236,005,997.49

Special Funding Account Balance                                                  $                             0.00
Aggregate Invested Amount (all Master Trust Series)                              $                 1,000,000,000.00
End of the Month Seller Amount                                                   $                   164,044,631.90
End of the Month Seller Percentage                                                                            14.09%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                             RECEIVABLES
       30-59 Days Delinquent                                                     $                    36,429,130.10
       60-89 Days Delinquent                                                     $                    24,665,085.38
       90+ Days Delinquent                                                       $                    49,298,095.04

04/99                                                                     Page 2


       Total 30+ Days Delinquent                                                 $                   110,392,310.52
       Delinquent Percentage                                                                                   8.93%

Defaulted Accounts During the Month                                              $                    10,662,942.08
Annualized Default Percentage                                                                                 10.66%

Principal Collections                                                                                135,178,607.69
Principal Payment Rate                                                                                        11.27%

Total Payment Rate                                                                                            12.33%

INVESTED AMOUNTS

       Class A Initial Invested Amount                                        $                      230,000,000.00
       Class B Initial Invested Amount                                        $                       20,000,000.00

INITIAL INVESTED AMOUNT                                                       $                      250,000,000.00

       Class A Invested Amount                                                $                      322,000,000.00
       Class B Invested Amount                                                $                       28,000,000.00

INVESTED AMOUNT                                                               $                      350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                                29.17%
PRINCIPAL ALLOCATION PERCENTAGE                                                                               29.17%

MONTHLY SERVICING FEE                                                         $                          583,333.34

INVESTOR DEFAULT AMOUNT                                                       $                        3,110,380.21

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                                                                   92.00%

       Class A Finance Charge Collections                                     $                        6,219,691.53
       Other Amounts                                                          $                                0.00


04/99                                                                     Page 3


TOTAL CLASS A AVAILABLE FUNDS                                                 $                        6,219,691.53

       Class A Monthly Interest                                               $                        1,470,108.89
       Class A Servicing Fee                                                  $                          536,666.67
       Class A Investor Default Amount                                        $                        2,861,549.79

TOTAL CLASS A EXCESS SPREAD                                                   $                        1,351,366.18

REQUIRED AMOUNT                                                               $                                0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                                                    8.00%

       Class B Finance Charge Collections                                     $                          540,842.72
       Other Amounts                                                          $                                0.00

TOTAL CLASS B AVAILABLE FUNDS                                                 $                          540,842.72

       Class B Monthly Interest                                               $                          133,062.22
       Class B Servicing Fee                                                  $                           46,666.67

TOTAL CLASS B EXCESS SPREAD                                                   $                          361,113.83

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                              $                     1,712,480.01

       Excess Spread Applied to Required Amount                                  $                             0.00

       Excess Spread Applied to Class A Investor                                 $                             0.00
       Charge Offs

       Excess Spread Applied to Class B Items                                    $                       248,830.42

       Excess Spread Applied to Class B Investor                                 $                             0.00
       Charge Offs

04/99                                                                     Page 4


       Excess Spread Applied to Monthly Cash                                     $                        22,244.44
       Collateral Fee

       Excess Spread Applied to Cash Collateral                                  $                             0.00
       Account

       Excess Spread Applied to other amounts owed                               $                             0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                      $                     1,441,405.15

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                                $                     4,210,428.53

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                   $                             0.00
SERIES 1994-5

       Excess Finance Charge Collections Applied to                              $                             0.00
       Required Amount

       Excess Finance Charge Collections Applied to                              $                             0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                              $                             0.00
       Class B Items

       Excess Finance Charge Collections Applied to                              $                             0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to                              $                             0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                              $                             0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                              $                             0.00
       other amounts owed Cash Collateral Depositor

04/99                                                                     Page 5


YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                               7.15%
       Base Rate (Prior Month)                                                                                 7.17%
       Base Rate (Two Months Ago)                                                                              7.16%

THREE MONTH AVERAGE BASE RATE                                                                                  7.16%

       Portfolio Yield (Current Month)                                                                        12.51%
       Portfolio Yield (Prior Month)                                                                          15.63%
       Portfolio Yield (Two Months Ago)                                                                       12.25%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                           13.46%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                                  92.00%

       Class A Principal Collections                                             $                    36,277,071.86

CLASS B PRINCIPAL PERCENTAGE                                                                                   8.00%

       Class B Principal Collections                                             $                     3,154,527.97

TOTAL PRINCIPAL COLLECTIONS                                                      $                    39,431,599.83

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                $                             0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                                            $                             0.00
       Deficit Controlled Amortization Amount                                    $                             0.00

CONTROLLED DISTRIBUTION AMOUNT                                                   $                             0.00

04/99                                                                     Page 6

CLASS B AMORTIZATION --

       Controlled Amortization Amount                                         $                                0.00
       Deficit Controlled Amortization Amount                                 $                                0.00

CONTROLLED DISTRIBUTION AMOUNT                                                $                                0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                                     $                       39,431,599.83
PRINCIPAL SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                                  $                                0.00

CLASS B INVESTOR CHARGE OFFS                                                  $                                0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                       $                                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                       $                                0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                                        $                       49,000,000.00
       Available Cash Collateral Amount                                       $                       49,000,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                                     $                                0.00
       Class B Interest Rate Cap Payments                                     $                                0.00

TOTAL DRAW AMOUNT                                                             $                                0.00
CASH COLLATERAL ACCOUNT SURPLUS                                               $                                0.00

                                            First USA Bank, NA,
                                            as Servicer

                                            By:  /s/ Tracie H. Klein
                                                ------------------------
                                                 Tracie H. Klein
                                                 First Vice President